Filed Pursuant to Rule 497(d)

Morgan Stanley Portfolios, Series 84

Quality Dividend Strategy, Series 18

Supplement to the Prospectus

In connection with the merger of Interpublic Group of Companies, Inc. and Omnicom Group Inc., completed on November 26, 2025, each share of Interpublic Group of Companies, Inc. was exchanged for 0.344 shares of Omnicom Group Inc. common stock. As a result, the Trust's portfolio now holds shares of Omnicom Group Inc. in place of Interpublic Group of Companies, Inc. shares.

All references to Interpublic Group of Companies, Inc. in the Prospectus are removed, and the Trust will continue to hold and purchase shares of Omnicom Group Inc.

Supplement Dated: December 1, 2025